Exhibit 10.26

EXECUTION

AMENDMENT NO. 4

TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Second Amended and Restated Master Repurchase Agreement, dated as of July 27, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH, ALPINE SECURITIZATION LTD (the “Buyers”), AMERIHOME MORTGAGE COMPANY, LLC (the “Seller”) and AHMC HOLDING I LLC (the “REO Subsidiary”).

RECITALS

Administrative Agent, Buyers, Seller and REO Subsidiary are parties to that certain (a) Second Amended and Restated Master Repurchase Agreement, dated as of May 9, 2018 (as amended by Amendment No. 1, dated as of August 22, 2018, Amendment No. 2, dated as of May 3, 2019 and Amendment No. 3, dated as of June 19, 2019, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Second Amended and Restated Pricing Side Letter, dated as of May 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or Pricing Side Letter, as applicable.

Administrative Agent, Buyers and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Administrative Agent, Buyers and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.  Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1                               deleting the definition of “Change in Control” in its entirety and replacing it with the following:

“Change in Control” means:

(A)                               any transaction or event as a result of which Aris Mortgage Holding Company, LLC ceases to own, beneficially or of record, 100% of the membership interests of Seller;

(B)                               the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction);

(C)                               if such Seller Party is a Delaware limited liability company, such Person enters into any transaction or series of transactions to adopt, file, effect or consummate a Division, or otherwise permits any such Division to be adopted, filed, effected or consummated;

(D)                               the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s stock or other equity interests outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders or other equityholders of Seller immediately prior to such merger, consolidation or other reorganization or

(E)                                other than in connection with the Transactions under this Agreement, Seller shall fail to own 100% of the REO Subsidiary Interests of the REO Subsidiary.

1.2                               adding the following definitions in their proper alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Division” shall mean the division of a limited liability company into two or more limited liability companies pursuant to and in accordance with Section 18-217 of Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.

“Reference Rate” means LIBOR or a Successor Rate pursuant to Section 5(c) of this Agreement.

“Successor Rate” means a rate determined by Administrative Agent in accordance with Section 5(c) hereof.

“Successor Rate Conforming Changes” means with respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Administrative Agent, to reflect the adoption of such Successor Rate and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice.

SECTION 2.                            Price Differential.  Section 5 of the Existing Repurchase Agreement is hereby following subsection at the end thereof:

c.                                       If prior to any Price Differential Payment Date, Administrative Agent determines in its sole discretion that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining LIBOR, LIBOR is no longer in existence, or the administrator of LIBOR or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be made available or used for determining the interest rate of loans, Administrative Agent may give same day notice thereof to Seller, whereupon the rate that will replace LIBOR for

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such day and for all subsequent periods following such notice (until such notice has been withdrawn by Administrative Agent) shall be the greater of (i) an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) and (ii) zero, together with any proposed Successor Rate Conforming Changes, as determined by Administrative Agent in its sole discretion (any such rate, a “Successor Rate”).

SECTION 3.                            Conditions Precedent.  Section 10.b.5 of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

5.                                      Requirements of Law.  Neither Administrative Agent nor Buyers shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on Reference Rate.

SECTION 4.                            Covenants.  Section 14.s of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

s.  Beneficial Ownership Certification.  Seller Parties shall at all times either (i) ensure that the Seller Parties have delivered to Administrative Agent a Beneficial Ownership Certification, if applicable, and that the information contained therein is true and correct in all material respects or (ii) deliver to Administrative Agent an updated Beneficial Ownership Certification within five (5) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects.

SECTION 5.                            Non assignability.  Section 22(b) of the Existing Repurchase Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

b.  Participations.  Any Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement and under the Program Agreements; provided, however, that (i) such Buyer’s obligations under this Agreement and the other Program Agreements shall remain unchanged, (ii) such Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) Seller shall continue to deal solely and directly with Administrative Agent and/or Buyers in connection with such Buyer’s rights and obligations under this Agreement and the other Program Agreements except as provided in Section 11.  Administrative Agent and Buyers may distribute to any prospective or actual participant this Agreement, the other Program Agreements any document or other information delivered to Administrative Agent and/or Buyers by Seller.  To the extent that Administrative Agent or any Buyer shall deliver any Seller Confidential Information to a prospective participant, Administrative Agent or such Buyer shall cause such prospective participant to agree to hold such information subject to and in accordance with confidentiality provisions substantively similar to the confidentiality provisions of this Agreement.

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SECTION 6.                            Authorized Representatives.  Schedule 2 to the Existing Repurchase Agreement is hereby amended by deleting the Administrative Agent and Buyer Authorized Representatives in their entirety and replacing them with Annex A hereto.

SECTION 7.                            Conditions Precedent.  This Amendment shall become effective as of July 27, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

7.1                               Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)                                 this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller; and

(b)                                 such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 8.                            Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 9.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 10.                     Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 11.                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 12.                     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Administrative Agent

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

By:	/s/ Ernest Calabrese
Name: Ernest Calabrese
Title: Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG New York Branch as Attorney-in-Fact

By:	/s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Director

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

Signature Page to Amendment No. 4 to Second Amended and Restated Master Repurchase Agreement

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: EVP — Capital Markets

AMHC HOLDING I LLC, as REO Subsidiary

By:	/s/ Kathleen Conte
Name: Kathleen Conte
Title: EVP — Capital Markets

Signature Page to Amendment No. 4 to Second Amended and Restated Master Repurchase Agreement

ADMINISTRATIVE AGENT AND BUYER AUTHORIZATIONS

Annex A

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Administrative Agent and/or Buyers under this Agreement:

Name	Title	Signature

Authorized Representatives to Master Repurchase Agreement